THE SOUTH FINANCIAL GROUP
                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN


I.       PURPOSE
         -------

         The purpose of the Amended and Restated Employee Stock Purchase Plan (the "Plan") is to provide employees of The South Financial Group (formerly known as Carolina First Corporation)(the "Company") and its Subsidiaries with the opportunity to acquire proprietary interest in the Company through the purchase of Common Stock through a payroll deduction plan. The Plan is designed to qualify as a employee stock purchase plan under Section 423 of the Code and shall be deemed to incorporate by reference any provisions from Section 423 which are necessary to its qualification thereunder.

II.      DEFINITIONS
         -----------

         For purposes of the Plan and its administration, the following terms shall have the meanings indicated:

         Administrator shall have the meaning set forth in Section IV.
         -------------

         Base Compensation  means the regular base earnings and commissions paid
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to an  Eligible  Employee  by the Company  during  such  individual's  period of participation in the Plan, plus any salary deferral contributions made by such individual to the Company's 401(k) Plan during such period, but excluding all
overtime   payments,   bonuses  and  other   incentive-type   payments  and  all
contributions (other than Code Section 125 or Section 401(k) contributions) made by the Company for such individual's benefit under any employee benefit or welfare plan now or hereafter established.

         Board means the Board of Directors of the Company.
         -----

         Code means the Internal Revenue Code of 1986, as amended.
         ----

         Company means The South  Financial  Group  (formerly  known as Carolina
         -------
First Corporation), a South Carolina corporation, and where the context so permits, each of its Subsidiaries.

         Common Stock means shares of the common stock of the Company, $1.00 par
         ------------
value per share.

         Effective Date means July 1, 1994.
         --------------

         Eligible  Employee  means any person  who is  regularly  engaged  for a
         ------------------
period of 20 hours or more per week and more than five months per calendar year in the rendition of personal services to the Company or one or more of its Subsidiaries for earnings considered wages under Section 3121(a) of the Code. Notwithstanding the foregoing or anything to the contrary herein and as contemplated in Section 423(b)(3) of the Code, no person may be an Eligible Employee if such person, immediately after purchase of any shares of Common Stock hereunder, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

         Fair  Market  Value for a share of Common  Stock on any date  means the
         -------------------
average of the high and low sale prices of the Common Stock on the Nasdaq National Market (or principal exchange on which the Common Stock is listed) on the five business days preceding the date in question, as reported in The Wall Street Journal or other authoritative source.

         Participant means any Eligible  Employee who is actively  participating
         -----------
in the Plan.

         Plan means this Amended and Restated  Employee  Stock  Purchase Plan of
         ----
The South Financial Group.

         Purchase  Period means the three month period  beginning on February 1,
         ----------------
May 1, August 1 and November 1 of each year during which the Plan is in effect.

         Quarterly Purchase Date means January 31, April 30, July 31 and October
         -----------------------
31, if business days, or if not business days, the next preceding business day.

         Subsidiary means a subsidiary corporation of the Company, as determined
         ----------
in accordance with Section 422 of the Code.

III.     EFFECTIVENESS OF THE PLAN AND ISSUANCE OF COMMON STOCK
         ------------------------------------------------------

         A. The Plan shall become effective on the Effective Date, provided that no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the Company's stockholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which the Common Stock is listed and all other applicable requirements established by law or regulation.

         B. Common Stock shall be offered for purchase under the Plan until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been issued pursuant to the Plan or (ii) the Plan shall have been sooner terminated in accordance with Section X hereof.

IV.      ADMINISTRATION
         --------------

         The Plan shall be administered by a committee (the "Administrator") comprised of two or more non-employee Board members appointed from time to time by the Board. The Administrator shall have full authority to administer the Plan, including, without limitation, authority to interpret and construe any provision of the Plan, to adopt such rules and regulations for administering the Plan as it may deem necessary, and to appoint such other employees of the Company as it deems appropriate to aid in the administration of the Plan. In addition to the foregoing, the Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. Decisions of the Administrator shall be final and binding on all parties who have an interest in the Plan. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

V.       ELIGIBILITY AND PARTICIPATION
         -----------------------------

         A. Each Eligible Employee may begin participation in the Plan on the first day of any Purchase Period following his/her completion of one year of continuous service with the Company or a Subsidiary or an aggregate of two years of service with the Company or a Subsidiary even if such service is not continuous.

         B. In order to participate in the Plan, an Eligible Employee must complete the enrollment forms prescribed by the Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Administrator (or its designee) prior to the commencement of a Purchase Period. Such election to participate in the Plan shall become effective on the first day of the next subsequent Purchase Period.

         C. The payroll deduction authorized by a Participant for purposes of acquiring Common Stock under the Plan may be any whole percentage not in excess of 10% of the Base Compensation paid to the Participant during the period of participation. The deduction rate so authorized shall continue in effect, unless the Participant shall change the rate by filing the appropriate form with the Administrator (or its designate). An authorization to increase the payroll deduction rate shall not be effective until the first day of the next subsequent Purchase Period. A reduction in the payroll deduction rate may be made at any time during a Purchase Period and shall become effective as soon as practicable following the filing of such form.

        D. Notwithstanding anything to the contrary herein and as contemplated in Section 423(b)(8) of the Code, no participant may acquire more than $25,000 of Common Stock through the Plan in any calendar year.

       E. The acquisition of Common Stock through participation in the Plan shall neither limit nor require the acquisition of Common Stock by the Participant under the Plan in any subsequent Purchase Period.

VI.      COMMON STOCK SUBJECT TO PLAN
         ----------------------------

       A. The Common Stock purchasable by Participants under the Plan shall be authorized but unissued Common Stock. The total number of shares which may be issued under the Plan shall not exceed 250,000 shares (subject to adjustment under Section VI.B. below).

       B. In the event any change is made to the Common Stock purchasable under the Plan by reason of any stock dividend, stock split, combination of shares, recapitalization or other change affecting the outstanding Common Stock as a class without receipt of consideration, appropriate equitable adjustments shall be made by the Administrator to the class and maximum number of shares issuable pursuant to and over the term of the Plan.

VII.     PURCHASE OF COMMON STOCK
         ------------------------

       A. Each Eligible Employee who participates in the Plan for a particular Purchase Period shall have the right to purchase Common Stock upon the terms and conditions set forth herein and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Administrator may deem advisable. The Purchase Price per share of Common Stock shall be 95% of the Fair Market Value of a share of Common Stock on the Quarterly Purchase Date.

       B. The Company will maintain on its books a "plan account" in the name of each Participant on which amounts collected from the Participant through payroll deductions will be credited. As of the close of business of the Quarterly Purchase Date, the amount then in the Participant's plan account will be divided by the Purchase Price and the Participant's plan account will be credited with the number of whole and fractional shares which results. The Company may, in its discretion, pay interest on funds held in plan accounts pending purchase of Common Stock. Interest, if paid, will be credited to the Participant's plan account and utilized to purchase Common Stock.

         C. In the event the number of shares subscribed for at the end of any Purchase Period exceeds the number of shares available for sale under the Plan, the available shares shall be allocated among the Participants in proportion to their plan account balances, exclusive of any amounts carried forward pursuant to the preceding sentence and the remaining amounts will be refunded in cash.

VIII.  TERMINATION OF EMPLOYMENT/CHANGE OF STATUS
       ------------------------------------------

         A. A Participant may, at any time, terminate his/her participation under the Plan by filing the prescribed notification form with the Administrator. No further payroll deductions shall be collected from the Participant during such Purchase Period, and the Participant shall have such payroll deductions that have already been deducted held for the purchase of shares at the end of the Purchase Period.

         B. A termination of participation in the Plan shall be irrevocable during the Purchase Period during which it was effected, and, accordingly, a Participant may not subsequently elect to participate in the Plan during the Purchase Period in which such termination was effected. In order to resume participation in any subsequent Purchase Period, such individual must re-enroll in the Plan (by filing a new purchase agreement and payroll deduction authorization).

         C. Should a Participant's employment with Company or a Subsidiary terminate or a change occur in a Participant's employee status so that he/she is no longer an Eligible Employee, then his/her participation shall immediately terminate upon such termination or change in status and all payroll deductions that have already been deducted shall be held for the purchase of shares at the end of the Purchase Period.

         D. Within a reasonable period of time after the Quarterly Purchase Date immediately following a Participant's termination of eligibility or termination of employment, share certificates (for whole shares) and a check for fractional shares will be issued in connection with the closing of the Participant's plan account. Share certificates (for whole shares) may also be issued (as soon as reasonably practicable) upon the written request of a Participant.

IX.  RIGHTS AS STOCKHOLDERS
     ----------------------

         A. A Participant shall have no rights as a stockholder with respect to shares covered under the Plan until the shares are actually purchased on the Participant's behalf in accordance with Section VII. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the relevant Quarterly Purchase Date.

         B. The Administrator may, in its discretion, implement a designated broker program and direct the Company to issue a single stock certificate representing all of the shares of Common Stock purchased during a Purchase Period on behalf of all Participants to a broker designated by the Administrator. Such designated broker shall establish an account for each Participant in the Plan and shall effect transfers and sales from each such account at the direction of the specified Participant. To facilitate the designated broker program, the Administrator may require, as a condition to participation in the Plan, that a Participant agree to the issuance of his or her stock certificate directly to the designated broker.

X.  AMENDMENT AND TERMINATION OF THE PLAN
    -------------------------------------

         A. The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action of the Board may, without the approval of the Company's stockholders, (i) increase the number of shares issuable under the Plan or the maximum level of participation by an Eligible Employee (provided, that the Administrator shall have the authority to effect adjustments pursuant to Sections VI.B. without stockholder approval), (ii) alter the purchase price formula so as to reduce the purchase price specified in the Plan, (iii) otherwise materially increase the benefits accruing to Participants under the Plan, or (iv) materially modify the requirements for eligibility to participate in the Plan.

         B. The Plan shall terminate upon the earlier of (i) May 1, 2004 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to the Plan.

XI.      MISCELLANEOUS PROVISIONS
         ------------------------

         A. No rights under the Plan shall be assignable or transferable by the Participant.

         B. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its subsidiaries for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

         C. The provisions of the Plan shall be governed by the laws of the State of South Carolina.

           THE SOUTH FINANCIAL GROUP EMPLOYEE STOCK PURCHASE AGREEMENT

I hereby elect to participate in the Employee Stock Purchase Plan (the "Plan") beginning with the Purchase Period immediately following the date of this Agreement and I accordingly subscribe to purchase shares of The South Financial Group Common Stock in accordance with this Agreement and the Plan. I hereby authorize payroll deductions from each of my paychecks during the Purchase Period in the 1% multiple of compensation up to a maximum of 10% as specified in my attached Enrollment and Change Form.

I understand that my payroll deductions will be accumulated for the purchase of Common Stock on the Quarterly Purchase Date (as defined in the Plan). The purchase price will be 95% of the Fair Market Value (as defined in the Plan) of the Common Stock on such date.

I understand that this enrollment will be effective beginning with the Purchase Period immediately following the date of this Agreement. I understand that my participation will automatically remain in effect for subsequent Purchase Periods in accordance with my payroll deduction authorization unless I withdraw from the Plan, change the rate of my payroll deduction or terminate my employment.

I acknowledge that I have a copy of, and am familiar with, the prospectus filed by the Company with respect to the Plan.

I understand that I will receive a stock certificate for the shares purchased on my behalf following the termination of my eligibility for the Plan, or upon the termination of my employment, unless I request otherwise.

I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the Plan at any time. Should the Company elect to terminate the Plan, I will have no further rights to purchase shares of Common Stock pursuant to this Agreement.

I have read this Agreement and the Plan and agree to be bound by the terms of both this Agreement and the Plan. The effectiveness of this Agreement is dependent upon my eligibility to participate in the Plan.

Date:
                                            Signature of Employee

                                            Printed Name

                            THE SOUTH FINANCIAL GROUP
                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
                           Enrollment and Change Form

I have a copy of, and am  familiar  with,  the  prospectus  for the  AMENDED AND
RESTATED EMPLOYEE STOCK PURCHASE PLAN for THE SOUTH FINANCIAL GROUP. I understand that the terms and conditions, as outlined in the prospectus and Plan, govern all transactions in my account. My elections for participation in the Plan are as follows.

_____ New Enrollment     ______ Change in Amount   _____ Terminate Participation

_____ I elect to participate in the Plan. I would like to defer ___% of my salary to the Plan. (Amount must be a whole percentage of your salary, between 1% and 10%).

_____ I elect NOT to participate in the Amended and Restated Employee Stock Purchase Plan at this time.

_____ I wish to terminate my participation in the Plan. Payroll deductions collected prior to my termination date will be held for the purchase of shares at the end of the Purchase Period.

I understand that an election to participate in the Plan is effective on the first day of the next purchase period and will continue in effect, so long as I am eligible to participate, until changed by a subsequent election filed by me. I understand that an election to terminate participation in the Plan or reduce my deferral amount will be effective immediately. Such elections are accepted as set out in THE SOUTH FINANCIAL GROUP AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN and its prospectus.

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             Signature                    Date


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